AMENDMENT TO WARRANT FOR THE
                   PURCHASE OF 845,750 SHARES OF COMMON STOCK
                          OF NATIONAL COAL CORPORATION
                              DATED MARCH 25, 2003

         This Amendment to Warrant for the Purchase of 845,750 shares of common stock of National Coal Corporation dated March 25, 2003 is hereby made by and between National Coal Corporation, a corporation organized and existing under the laws of the State of Tennessee (hereinafter referred to as "National"), and the Webb Group (hereinafter referred to as "Holder") effective as of March 25, 2003.

                              W I T N E S S E T H :

         WHEREAS, National executed a Warrant (the "Warrant") for the Purchase of 845,750 shares of common stock of National dated March 25, 2003 in favor of the Holder; and

         WHEREAS, terms regarding the exercise of the Warrant were inadvertently omitted from said Warrant; and

         WHEREAS, the parties now desire to set forth and incorporate in the Warrant the following terms and conditions.

         NOW, THEREFORE, for and in consideration of the foregoing recitals, the mutual terms and conditions set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.      The following language is hereby added under paragraph 1 of the Warrant:

         National shall not effect any exercise of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder's affiliates) would beneficially own in excess of 9.99% of the number of shares of the common stock of National outstanding immediately after giving effect to such issuance. For purposes of the foregoing sentence, the number of shares of common stock of National beneficially owned by the Holder and its affiliates shall include the number of shares of common stock of National issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of common stock of National which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall



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be  calculated  in  accordance  with Section  13(d) of the Exchange  Act. To the
extent  that  the   limitation   contained  in  this  paragraph   applies,   the
determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of Notice of Exercise shall be deemed to be such Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and National shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this paragraph, in determining the number of outstanding shares of common stock of National, the Holder may rely on the number of outstanding shares of common stock of National as reflected in National's most recent Form 10-Q or Form 10-K, as the case may be, a more recent public announcement by National, or any other notice by National or National's transfer agent setting forth the number of shares of common stock of National outstanding. Upon the written or oral request of the Holder, National shall within two (2) trading days confirm orally or in writing to the Holder the number of shares of common stock of National then outstanding. In any case, the number of outstanding shares of common stock of National shall be determined after giving effect to the conversion or exercise of securities of National, including this Warrant by the Holder or its affiliates since the date as of which such number of outstanding shares of common stock of National was reported. The provisions of this paragraph may be waived by the Holder upon, at the election of the Holder, not less than 61 days' prior notice to National, and the provisions of this paragraph shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver).

2. All other terms, provisions and conditions contained in this Agreement not inconsistent herewith, shall remain in full force and effect.

     This 26th day of February, 2004.

                                            National Coal Corporation


                                       By: _____________________________________
                                                     Jon E. Nix, President


                                            The Webb Group


                                       By: _____________________________________
                                        Scott B. Hollenbeck, Authorized Signator